Nuance Mid Cap Value Fund Summary Prospectus August 28, 2025 Institutional Class Shares NMVLX Investor Class Shares NMAVX Z Class Shares NMVZX

Nuance Mid Cap Value Fund

Investment Objective
The Nuance Mid Cap Value Fund (the “Fund” or “Mid Cap Value Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus.  More information about these and other discounts is available from your financial professional and in “Shareholder Information - Class Descriptions” of the Fund’s statutory Prospectus on page 31. You may be required to pay brokerage commissions on your purchases and sales of Z Class shares of the Fund, which are not reflected in this table.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	Z Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	Z Class
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.00%
Shareholder Service Plan Fees (1)	0.15%	0.15%	0.00%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	1.26%	1.01%	0.86%
Less: Fee Waiver (2)	-0.05%	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (1)(2)	1.21%	0.96%	0.81%
(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available (but unused) shareholder servicing plan fees and/or acquired fund fees and expenses ("AFFE") .
(2) Nuance Investments, LLC (the “Adviser”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, AFFE, leverage/borrowing, expenses paid with securities lending expense offset credits, interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Investor Class, 0.95% of the average daily net assets of the Institutional Class and 0.80% of the average daily net assets of the Z Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least August 28, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). You may be required to pay brokerage commissions on your purchases and sales of Z Class shares of the Fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$617	$875	$1,152	$1,942
Institutional Class Shares	$98	$317	$553	$1,232
Z Class Shares	$83	$269	$472	$1,056

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in equity securities of companies that Nuance Investments, LLC (the "Adviser") believes are high quality, though temporarily out of favor. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by mid-capitalization companies. The Adviser defines mid- capitalization companies as companies within the range of the capitalization of companies constituting the Russell Midcap ® Index. The Adviser intends to manage the Fund so that the average weighted market capitalization of its portfolio (derived from FactSet and excluding short-term investments) falls within the range of the smallest and largest members of the Russell Midcap ® Index, as determined by averaging the smallest and largest members’ month end market capitalization over the last 12 months. As of June 30, 2025, the trailing twelve-month capitalization range of the Russell Midcap ® Index was between approximately $421.0 million and $160.3 billion. The Fund’s investments may include preferred or convertible preferred stocks. The Fund typically invests in a portfolio of 50 to 90 companies.

Although the Fund will invest primarily in companies organized or traded in the U.S., the Fund may invest up to 15% of its assets in non-U.S. companies in countries that are classified as “developed” by MSCI, Inc. (“MSCI”). Nuance utilizes FactSet's country assignments for individual companies. As of the date of this prospectus, the following countries were classified as “developed” by MSCI: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States.

The Adviser selects securities for the Fund’s investment portfolio by using an extensive quantitative screening and fundamental research process that aims to identify leading businesses selling at a discount to fair value with the potential to generate above-average rates of returns over time. The Adviser seeks to identify companies across a range of industries and market sectors that have leading and sustainable market share positions, above-average financial strength, and are trading at a discount to the Adviser’s internal view of intrinsic value. The Adviser may sell an investment when it achieves or surpasses the Adviser’s proprietary view of intrinsic value or when a security’s competitive position or financial situation erodes beyond the Adviser’s expectations. The Fund’s annual portfolio turnover rate may be 100% or greater. From time to time, the Fund may focus its investments in securities of companies in the same economic sector.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower or earn credits that offset Fund expenses.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Value-Style Investing Risk. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.

Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. To the extent that expense offset credits received by the Fund reduce expenses that would have been assumed by the Adviser under the Operating Expenses Limitation Agreement, the Fund may not benefit from the securities lending arrangements. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred stock into common stock, preferred securities are often sensitive to declining common stock values.

Convertible Securities Risk. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

Sector Emphasis Risk. The securities of companies in the same or related businesses (“industry sector”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the Fund’s portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Mid-Cap Companies Risk. Securities of mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk. Investments in securities of foreign companies involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social, and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements, and market practices, including fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Unexpected political, regulatory and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific markets and globally.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.

Performance
The accompanying bar chart and performance table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year-to-year. Figures shown in the bar chart are for the Fund’s Institutional Class shares. Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with broad-based securities market indices. Investor Class returns shown in the performance table reflect the maximum sales charge of 5.00%. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund’s website at https://www.nuanceinvestments.com/mid-cap-value-fund or by calling 1-855-NUANCE3 (1-855-682-6233).

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q4 2020 15.31%	Q1 2020 -19.25%

Year-to-Date as of June 30, 2025
0.01%

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Years	Ten Years	Since Inception (12/31/2013)
Institutional Class Shares
Return Before Taxes	5.65%	4.58%	8.16%	8.19%
Return After Taxes on Distributions	3.75%	2.97%	6.44%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares	4.65%	3.39%	6.15%	6.10%
Investor Class Shares
Return Before Taxes	0.12%	3.23%	7.33%	7.40%
Z Class Shares (1)
Return Before Taxes	5.77%	4.70%	8.27%	8.29%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	13.07%	8.59%	8.10%	8.69%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	13.16%
(1)The Z Class commenced operations on May 8, 2017 and the Institutional Class and Investor Class commenced operations on December 31, 2013. The performance shown for the Z Class prior to its inception on May 8, 2017 is based on the performance of the Institutional Class, adjusted for the lower expenses applicable to the Z Class.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class or Z Class will vary to the extent they have different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Nuance Investments, LLC is the Fund’s investment adviser.

Portfolio Managers
Scott A. Moore, CFA, President and Chief Investment Officer of the Adviser, is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since its inception in December 2013.

Jack Meurer, CFA, Vice President and Portfolio Manager is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since July 2022.

Adam West, CFA, Vice President and Portfolio Manager is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since July 2024.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Nuance Mid Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252) by contacting the Fund by telephone at 1-855-NUANCE3 (1-855-682-6233), by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each share class are shown below. The Adviser may reduce or waive the minimums.

	Investor Class	Institutional Class	Z Class
Minimum Initial Investment	$2,500	$10,000	$2,500
Subsequent Minimum Investment	$100	$100	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.